UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

IOVANCE BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

☒No fee required.

☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V94738-P47264 IOVANCE BIOTHERAPEUTICS, INC. 825 INDUSTRIAL ROAD, SUITE 100 SAN CARLOS, CALIFORNIA 94070 IOVANCE BIOTHERAPEUTICS, INC. 2026 Annual Meeting Vote by June 9, 2026 11:59 PM ET You invested in IOVANCE BIOTHERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2026. Vote Virtually at the Meeting* June 10, 2026 11:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/IOVA2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V94739-P47264 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect six directors named in the proxy statement accompanying this notice to serve until the 2027 Annual Meeting of Stockholders; For Nominees: 01) Iain Dukes, D. Phil. 02) Athena Countouriotis, M.D. 03) Ryan Maynard 04) Wayne P. Rothbaum 05) Frederick G. Vogt, Ph.D., J.D. 06) Michael Weiser, M.D., Ph.D. 2. To approve, by non-binding advisory vote, the compensation of our named executive officers; For 3. To approve, by non-binding advisory vote, the frequency of our future votes on the compensation of our named executive officers; 1 Year 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; For 5. To approve an amendment to our 2020 Employee Stock Purchase Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 1,000,000 shares; For 6. To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 500,000,000 shares to 650,000,000 shares; and For 7. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 6. For NOTE: Such other business as may properly come before the meeting or at any adjournment or postponement thereof.